UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2020

AT HOME GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-37849	45-3229563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 East Plano Parkway Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 265-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2020, At Home Group Inc. (the “Company”, “we”, “us” and “our”) announced certain updates on the actions the Company is taking to manage its business and preserve its financial position in response to the continued impact of the COVID-19 coronavirus disease pandemic. As part of the actions taken, Lee Bird, the Company’s Chairman and Chief Executive Officer, has elected to forgo 100% of his salary for the duration of the temporary furlough implemented for certain employees. In addition, the salaries of members of executive management will be temporarily reduced by 30% during the furlough, and compensation to the Company’s board of directors will be deferred.

On April 9, 2020, the Company issued a press release in connection with the foregoing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

Reliance on SEC Relief from Filing Requirements

The Company is filing this Current Report on Form 8-K pursuant to the Order of the Securities and Exchange Commission (the “SEC”), issued on March 4, 2020 and as revised on March 25, 2020 pursuant to Section 36 of the Exchange Act, granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (Release No. 34-88465) (the “Order”). In reliance on the Order, the Company will delay the filing of its Annual Report on Form 10-K for the fiscal year ended January 25, 2020 (“Annual Report”), originally due on April 9, 2020. The Company anticipates filing the Annual Report with the SEC on or before May 26, 2020.

The Company requires additional time to finalize its Annual Report due to circumstances related to the global pandemic of COVID-19 coronavirus disease. In response to the rapidly evolving pandemic, the Company temporarily closed all of its stores nationwide on March 20, 2020, and as of the date of this report, a majority of stores still remain closed to foot traffic. The stores that reopened have continued to experience a notable slowdown in store traffic. To improve our cash position, the Company has proactively drawn down its revolving credit facility to provide increased financial flexibility, and the Company is currently pursuing supplemental financing for additional sources of liquidity. The Company has suspended all new store openings and store remodels to reduce its operating costs and capital requirements in the near term and has reduced advertising spend and deferred consulting and capital projects, except to support its omnichannel initiatives, which the Company is accelerating with Buy Online, Pick Up in Store and curbside pickup capabilities. However, due to the uncertainty of the duration and severity of COVID-19 coronavirus disease and the speed with which this pandemic is developing and impacting the Company and its customers and suppliers, the Company is not able to reasonably estimate the extent of the impact on its financial condition at this time. The impact of the pandemic of COVID-19 coronavirus disease on the Company’s operations, and the uncertainty related thereto, including the impact of store closures, has adversely affected the Company’s ability to assess the effect of significant subsequent events and, as a consequence, has delayed our ability to complete the audited consolidated financial statements and other information required to be included in the Annual Report. The Company is working diligently to address these issues to permit the Annual Report to be filed on or before May 26, 2020.

Additional Risk Factor Disclosure

In light of the ongoing global pandemic of COVID-19 coronavirus disease, the Company will be including the following risk factor in its Annual Report, as may be updated to reflect subsequent events impacting the Company:

Outbreaks of communicable disease, or other public health emergencies, such as the current global outbreak of COVID-19 coronavirus disease, could substantially harm our business.

The recent global outbreak of COVID-19 coronavirus disease has continued to result in significant disruptions to the global economy, and could substantially harm our business.

Following government mandates in certain locations as well as increasing advice from the Centers for Disease Control and Prevention for persons in the United States to take extraordinary health precautions, on March 20, 2020 we announced that we would temporarily close all of our stores nationwide, a majority of which remain closed to foot traffic as of the date of this report. At this time, we anticipate that the outbreak of COVID-19 coronavirus disease and resulting closures will continue to cause a decline in revenue, adverse effects on store traffic, supply chain disruption, disruption in our ability to maintain appropriate staffing levels, and could result in rising costs which could disrupt our operations and materially adversely affect our business, results of operations and financial condition. There can be no assurance that we will not be required by landlords or authorities at the local, state or federal level to extend the period during which some or all of our stores are closed, or as to how long any such closure would continue. In general, during any such closure, we would still be obligated to make payments to landlords and for routine operating costs, such as utilities and insurance. There can be no assurance that we will have sufficient cash flows from operations or other sources of liquidity to continue making such payments when due, or that efforts to reduce, offset or defer such obligations, such as entering into deferral agreements with landlords or other creditors, will be successful. Our customers may also be negatively affected by layoffs or work reductions as a result of the global outbreak of COVID-19 coronavirus disease, which could negatively impact demand for our products as customers delay or reduce discretionary purchases. Any significant reduction in customer visits to, and spending at, our stores caused directly or indirectly by COVID-19 coronavirus disease would continue to result in a loss of revenue and profits and could result in other material adverse effects.

The negative impact of the outbreak of COVID-19 coronavirus disease could result in adverse impact to manufacturing activity and supply chains, including as a result of work stoppages, factory and other business closings, slowdowns or delays. In addition, there may be restrictions and limitations placed on workers and factories, including quarantines and other limitations on the ability to travel and return to work, which could result in shortages or delays in production or shipment of products.

The extent of the impact of COVID-19 coronavirus disease on our business and financial results will depend largely on future developments, including the duration and spread of the outbreak within the United States and the related impact on consumer confidence and spending, all of which are highly uncertain and cannot be predicted. While we continue to explore all options for preserving and increasing sources of liquidity, such as potential increases in our existing financing facilities or entry into new facilities, expense reduction initiatives, and negotiation with counterparties such as landlords and suppliers to extend or otherwise revise payment terms, we do not expect that such efforts will fully offset the adverse impact on us of a prolonged disruption to our business. The ultimate extent to which the outbreak of COVID-19 coronavirus disease may impact our business is uncertain and the full effect it may have on our financial performance cannot be quantified at this time. Accordingly, our historical financial information may not be indicative of our future performance, financial condition and results of operations.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by our use of forward-looking terminology such as "anticipate", "are confident", "assumed", "believe", "continue", "could", "estimate", "expect", "intend", “look forward”, "may", "might", "on track", “outlook”, "plan", "potential", "predict", “reaffirm”, "seek", "should", or "vision", or the negative thereof or other variations thereon or comparable terminology. Statements contained in this document relating to the recent global outbreak of the COVID-19 coronavirus disease, the impact of which remains inherently uncertain on our financial results, are forward-looking statements.

We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors, including those factors described in “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended January 26, 2019, those factors that will be described in “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended January 25, 2020, including the new risk factor relating to the COVID-19 coronavirus disease stated above, and other reports that we file with the SEC, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements contained in this report are not guarantees of future performance and our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate, may differ materially from the forward-looking statements contained in this report. In addition, even if our results of operations, financial condition and liquidity, and events in the industry in which we operate, are consistent with the forward-looking statements contained in this report, they may not be predictive of results or developments in future periods.

Any forward-looking statement that we make in this report speaks only as of the date of such statement. Except as required by law, we do not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this document.

Item 9.01. Financial Statements and Exhibits.

(d)               Exhibits:

Exhibit Number	Description

99.1	Press Release of At Home Group Inc., dated April 9, 2020.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline Instance XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT HOME GROUP INC.

Date: April 9, 2020	By:	/s/ MARY JANE BROUSSARD
		Name:	Mary Jane Broussard
		Title:	Senior Vice President, General Counsel and Corporate Secretary

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